EMPLOYMENT AGREEMENT

      EMPLOYMENT AGREEMENT dated as of April 17, 2007 (this "Agreement") between Dune Energy, Inc., a Delaware corporation having its principal place of business at 3050 Post Oak Blvd., Suite 695, Houston, Texas 77056 (the "Employer" or the "Company"), and Frank T. Smith, Jr., an individual residing in the State of Texas (the "Executive").

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of Executive and to ensure his continued dedication and efforts to the Company; and

      WHEREAS, the Company desires to employ Executive and Executive desires to be employed by the Company in the capacities and for the term and compensation and subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the parties agree as follows:

      1. Employment: The Employer hereby employs the Executive and the Executive hereby accepts employment upon the terms and conditions hereinafter set forth.

      2. Title; Responsibilities; Reporting: During the Term of this Agreement, the Executive shall diligently and faithfully: (a) serve the Company in the capacities of Senior Vice President and Chief Financial Officer, and/or in whatever similar executive capacities as shall from time to time be assigned to the Executive by the Board or by such other person(s) as directed by the Board;
(b) report directly to the Chief Executive Officer; (c) discharge and carry out all duties and responsibilities as may from time to time be assigned, and such directions as may from time to time be given, to the Executive by the Company's Board and/or Chief Executive Officer and (d) abide by and carry out the policies and programs of the Company in existence or as the same may be changed from time to time.

      3. Exclusivity: All services to be provided by the Executive under this Agreement shall be performed by the Executive personally. During the term of this Agreement, the Executive shall devote substantially all of the Executive's business time, attention and energies and all of his skills, learnings and best efforts to the business of Company. At all times during the term of this Agreement, the services required of Executive and the location at which he performs such services shall not require that he reside outside of the State of Texas, except for travel in the ordinary course of business. Executive may (a) serve on corporate, civil or charitable boards or committees, (b) manage personal investments, and (c) deliver lectures and teach at educational institutions or events so long as such activities do not significantly interfere with the performance of Executive's duties hereunder. It is expressly understood and agreed that to the extent that any such activities have been conducted by Executive prior to the Commencement Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Commencement Date (as defined hereinafter) shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

      4. Term: The initial term of this Agreement shall commence on the date hereof (the "Commencement Date") and shall end on April 17, 2009, unless sooner extended by agreement of the parties or terminated in accordance with the provisions of this Agreement. The date on which this Agreement is scheduled to expire is referred to as the "End Date". No more than one hundred twenty (120) nor less than and sixty (60) days prior to the an End Date (each such sixty (60) day period is referred to as a "Renegotiation Period"), the Company and the Executive may agree in writing to extend this Agreement for an additional term. If during any Renegotiation Period the Company and Executive fail to agree upon an extension of this Agreement, this Agreement shall terminate as of the End Date of the then current term notwithstanding the provision of services by Executive after the end of the then current term. The term of this Agreement, whether as originally scheduled, extended by agreement or shortened pursuant to a termination in accordance herewith is referred to as the "Term."

      5. Base Compensation: Commencing as of the Commencement Date, the Company shall pay to Executive a base salary at the following per annum rates:

            (a) $200,000, for the period commencing as of the Commencement Date and ending on April 17, 2008 (the "First Anniversary Date"); and

            (b) $225,000, for the period commencing as of the First Anniversary Date and ending on April 17, 2009.

The base salary shall be paid in monthly installments on the first day of each month and shall be subject to such deductions by the Employer as are required to be made pursuant to law, government regulations or order. The Executive understands and agrees that the Executive is an exempt Executive as that term is applied for purposes of Federal or State wage and hour laws, and further understands that the Executive shall not be entitled to any compensatory time off or other compensation for overtime.

      6. Performance Bonus: During the Term of this Agreement, Executive shall be eligible to earn a performance bonus ("Bonus"). The amount of the Bonus shall be targeted at forty percent (40%) of Executive's then applicable base salary (the "Targeted Bonus"), based upon quantitative and qualitative performance criteria to be determined by the Board on or before the ninetieth (90th) day following the Commencement Date. The actual Bonus may be less than or more than the Targeted Bonus based upon the assessment by the Board, in its sole and absolute discretion, of Executive's performance against such criteria.

      7. Restricted Stock Grant: Upon the execution of this Agreement, the Company shall grant a restricted stock award to Executive of 75,000 shares of the Company's common stock, par value $0.001 per share (the "Restricted Shares") in accordance with the terms, and subject to the conditions, of that certain Restricted Stock Agreement, of even date herewith, between the Company and Executive. Under the Restricted Stock Agreement, the Restricted Shares shall vest with respect to 25,000 shares on the Commencement Date, an additional 25,000 shares on the First Anniversary Date and the remaining 25,000 shares two years from the Commencement Date, provided that Executive shall be employed by the Company on such date(s).

      8. Fringe Benefits: During the Term of this Agreement, the Executive shall be entitled to major medical and full hospital insurance for the Executive, his spouse and immediate dependents, provided that the Executive and his family are insurable at "standard rates". The Executive shall also be entitled to such disability, life insurance, and other similar benefits as may be made available to other senior officers of the Company under such group benefit plans and/or programs as may be maintained by the Company from time to time, subject to any eligibility, copayment and waiting period requirements under or applicable to any such benefit plans and/or programs. The Executive acknowledges and agrees that the Company has the right, in its sole discretion, to amend, modify or terminate any such benefit plan or program at any time and for any reason or for no reason. The Executive's entitlement to such benefits shall end upon the termination of his employment with the Company, however caused, except as provided (a) by applicable law or (b) by the express terms of any such group benefit plan or program maintained by the Company.

      9. Vacation, Etc.: During the Term of this Agreement, the Executive shall be entitled to four (4) weeks paid vacation to be taken at such time or times as shall be consistent with the proper performance by the Executive of his duties, and which shall accrue ratably during the fiscal year. No unused vacation, holidays, sick leave or personal days may be carried forward from year to year. In the event that the Executive's employment terminates by virtue of "Termination Without Cause", "Resignation for Good Reason", death or disability, then the Executive shall be entitled to payment for any accrued but unused vacation days during the year such termination occurs.

      10. Expense Reimbursement; Travel Policy; Relocation Expenses:

            (a) The Company shall provide the Executive with such reasonable business lodging and travel expense reimbursements as are consistent with the Company's policies in effect from time to time as they pertain to senior officers of the Company. All reimbursements by the Company provided for in this Agreement are conditioned upon the Executive's submission to the Company of reasonably satisfactory documentation and an itemized account for such expenses within a reasonable period after they are incurred. Expense reports and requests for reimbursement which are submitted later than two months after the expense is incurred will not be reimbursed without the approval of the Company's Chief Executive Officer.

            (b) The Company shall pay directly or, if applicable, reimburse Executive for his expenses to relocate from the Dallas/Fort Worth area to Houston, Texas, which expenses shall consist of: (i) temporary living expenses;
(ii) closing costs on the purchase of a new home in the Houston, Texas area; and
(iii) moving expenses (collectively, the "Relocation Expenses"). To the extent that the reimbursement of any Relocation Expenses would be subject to taxes imposed against Executive under the Internal Revenue Code of 1986, as amended (the "Code") and any state or local tax code or regulations, if applicable, or any interest or penalties are incurred by Executive with respect to such taxes (collectively, the "Taxes"), then the Company shall pay, and Executive will be entitled to receive, an additional payment (the "Gross-Up Payment") in an amount such that after payment by the Executive of all applicable Taxes (other than interest and penalties due to Executive's failure to timely file a tax return or pay taxes shown on his return) including any Taxes imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Taxes imposed by reason of the Relocation Expenses. The Company shall bear any expense necessary in determining whether a Gross-Up Payment is required pursuant to this Agreement. The Gross-Up Payment, if any, shall be paid by the Company to Executive on April 1st of the year immediately following the taxable year in which such taxes accrued.

      11. Other Employee Benefit Plans: During the Term, Executive shall be entitled to participate in all employee, Executive or key-employee benefit or incentive compensation plans maintained or established by the Company for the purpose of providing compensation and/or benefits to employees, Executives or key employees, generally, including without limitation, all pension, retirement, profit sharing, savings, stock option, deferred compensation and/or restricted stock grants. Unless otherwise provided herein, the compensation and benefits hereunder, and Executive's participation in such plans, practices and programs shall be on the same basis and terms as applicable to the other eligible participants in the particular plan, practice or program. No additional compensation provided under any such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of Executive's entitlements hereunder.

      12. Death of Executive: In the event of the Executive's death during the Term of this Agreement, the Employer's obligations and agreements under this Agreement shall automatically terminate as of the date of such death, and in full satisfaction thereof, the Company shall pay to the Executive's estate any base salary and pro rata performance bonus earned and unpaid through the date of such death and any business expenses or other fringe benefits or otherwise due to Executive. The Executive's estate shall also be entitled to payment for (i) any bonus earned in the year preceding such termination but not yet paid and
(ii) accrued but unused vacation days during the year such termination occurs. Such event shall not be deemed a "Termination Without Cause" as defined below. All other obligations of the Company under this Agreement shall automatically cease, and Executive's estate shall not be entitled to any other salary, payments or benefits otherwise payable to Executive under this Agreement, except as otherwise required by law.

      13. Disability of Executive: If the Executive shall, during the term of this Agreement, suffer a "Disability," (as defined, from time to time, in a disability plan that the Company may maintain for the benefit of its senior officers (a "Disability Plan") or, whenever no such Disability Plan exists, as defined in accordance with the meanings on Exhibit A hereto), then the Employer shall have the right to terminate this Agreement by written notice of such Disability to the Executive, whereupon the Employer's obligations and agreements under this Agreement shall automatically terminate as of the date of such notice, and in full satisfaction thereof, the Company shall pay to the Executive any base salary and pro rata performance bonus earned and unpaid through the date of such notice (less any payments received by the Executive under a Disability Plan) and any business expenses or other fringe benefits otherwise due to Executive. Executive shall also be entitled to payment for (i) any bonus earned in the year preceding such termination but not yet paid and (ii) accrued but unused vacation days during the year such termination occurs. No such termination shall be deemed a "Termination Without Cause" as defined below. All other obligations of the Employer under this Agreement shall automatically cease, and the Executive shall not be entitled to any other salary, payments or benefits otherwise payable under this Agreement, except as otherwise required by law.

      14. Resignation Notice; Termination: The Executive agrees to give sixty
(60) days' prior written notice to the Company of any decision by the Executive to resign during the term of this Agreement (such notice hereinafter referred to as a "Resignation Notice"), provided, however, that in the case of the Executive's resignation for "Good Reason" as defined in Section 17 below, only fourteen (14) days' prior written notice shall be required. The Executive acknowledges and understands that these notice periods are for the exclusive benefit of the Company, and do not confer any employment obligation on the Company. If the Company receives any such Resignation Notice, the Company may elect, in its sole discretion and for any reason or for no reason, to terminate the Executive's employment, either immediately or at any point during the period indicated in such notice.

      15. Post-Resignation Actions: If the Executive decides to resign from the Executive's employment with the Company, the Executive agrees to make no public announcement and no statement to persons or entities doing business with the Company, without the written consent of the Company, and to continue faithfully performing and discharging the Executive's duties and responsibilities for the Company from the date of such Resignation Notice until such termination date.

      16. Post-Resignation Obligations: Except as provided below with respect to resignations for "Good Reason," no such resignation under Section 14 hereof (or termination by the Company following a Resignation Notice) shall be deemed to be or treated as if it was a "Termination Without Cause" as defined below. The Executive agrees and understands that, in the event of any such resignation (or termination by the Company following a Resignation Notice), the Executive shall be entitled to receive the Executive's base salary from the Employer at the rate provided in this Agreement through the date of termination of the Executive's employment and any business expenses otherwise due to Executive. The Executive shall also be entitled to payment for any bonus earned in the year preceding such resignation but not yet paid and, in the event of a "Resignation for Good Reason", accrued but unused vacation days during the year such resignation occurs. All other obligations of the Employer under this Agreement shall automatically cease, and the Executive shall not be entitled to any other salary, payments or benefits otherwise payable under this Agreement, except as otherwise required by law. The parties further agree and understand that, in the event of any such resignation (or termination by the Company following a Resignation Notice), the Executive's obligations and agreements under Sections 21 through 24 hereof shall continue in full force and effect in the manner and on the terms set forth herein.

      17. Resignation for Good Reason: If the Executive resigns for "Good Reason" (as defined below), then such a resignation (a "Resignation for Good Reason") shall be treated hereunder as if it were a "Termination Without Cause" as defined in Section 18 below. "Good Reason" means any of the following failures or conditions which shall remain uncured twenty (20) days after written notice of such failure or condition is received by the Company from the
Executive: (i) the failure of the Company to continue the Executive in the position of the Chief Financial Officer of the Company (or such other senior executive position as may be offered by the Company and which the Executive in his sole discretion may accept); (ii) material diminution by the Company of the Executive's responsibilities, duties, or authority in comparison with the responsibilities, duties and authority held during the six month period following the Commencement Date, or assignment to the Executive of any duties inconsistent with the Executive's position as a senior executive officer of the Company (or such other senior executive position as may be offered by the Company and which the Executive in his sole discretion may accept); (iii) failure by the Company to pay and provide to the Executive the compensation and benefits provided for in this Agreement; or (iv) the requirement that the Executive relocate his residence outside of the State of Texas.

      18. Termination Without Cause: The Executive's employment under this Agreement may be terminated at any time by the Company, without cause, upon fourteen (14) days' written notice to the Executive (such termination referred to throughout this Agreement as a "Termination Without Cause"). In the event of any such Termination Without Cause, the Company agrees to pay to the Executive as severance pay, an amount equal to twelve (12) months of the then-current base salary plus the Targeted Bonus for the year of such termination (the "Severance Payment"). The Severance Payment shall be payable in six (6) equal monthly installments commencing on the first day of each month following the date of termination, provided that the Executive adheres to his obligations hereunder and in no way disparages the Company, its officers, directors or affiliates. Upon Termination Without Cause, the Executive shall also be entitled to payment for (i) any bonus earned in the year preceding such termination but not yet paid and (ii) accrued but unused vacation days during the year such termination occurs. At the termination date, all of the Restricted Shares granted to Executive will be immediately vested in accordance with the Restricted Stock Agreement and any stock options or other grants made to Executive pursuant to any incentive or benefit plans then in effect shall vest in accordance with the terms of any such plans. All other obligations of the Employer under this Agreement shall automatically cease, and the Executive shall not be entitled to any other salary, payments or benefits otherwise payable under this Agreement, except as otherwise required by law.

      19. Termination following Change of Control: If Executive's employment is terminated by the Company within twelve (12) months after a Change of Control (as defined herein) for reasons other than For Cause pursuant to Section 20 below or by reason of Disability or Executive's death, (a) Executive shall be entitled to receive Executive's then applicable base salary through the date of termination of Executive's employment and any business expenses or fringe benefits otherwise due to Executive and (b) in addition, the Company agrees to pay to Executive, the Severance Payment, which Severance Payment shall be payable in six (6) equal monthly installments commencing on the first day of each month following the date of termination. Executive shall also be entitled to payment for (i) any bonus earned in the year preceding such termination but not yet paid and (ii) accrued but unused vacation days during the year such termination occurs. At the termination date, all of the Restricted Shares granted to Executive will be immediately vested in accordance with the Restricted Stock Agreement and any stock options or other grants made to Executive pursuant to any incentive or benefit plans then in effect shall vest in accordance with the terms of any such plans. All other obligations of the Company under this Agreement shall automatically cease, and Executive shall not be entitled to any other salary, payments or benefits otherwise payable under this Agreement, except as otherwise required by law.

      20. Termination For Cause: The Employer, upon a vote of the Board (excluding the Executive) shall be entitled to immediately terminate the Executive's services in any of the following circumstances, each of which shall constitute "cause" for such termination:

            (a) the breach by Executive, in any material respect, of this Agreement (including, without limitation, the refusal or other failure by Executive to perform any of Executive's duties hereunder other than a failure to perform resulting from death or physical or mental disability) and failure by Executive to cure such breach within ten (10) days of written notice thereof from the Company;

            (b) the commission by Executive of any act of dishonesty, fraud, intentional material misrepresentation or moral turpitude in connection with his employment, including, but not limited to, misappropriation or embezzlement of any funds of the Company or any of its affiliates;

            (c) the commission by Executive of any (1) willful misconduct or gross negligence, or (2) intentional act having the effect of injuring the reputation, business or business relationships of the Company or any of its affiliates, and which intentional act would not reasonably be deemed to be in the best interests of the Company;

            (d) the entering by the Executive of a plea of guilty or nolo contendere to, or the conviction of Executive for, a crime (other than a routine traffic offense) which carries a potential penalty of imprisonment for more than ninety (90) days and/or a fine in excess of Ten Thousand Dollars ($10,000);

            (e) Executive's abuse of alcohol, prescription drugs or controlled substances to a degree which interferes with his performance on behalf of the Company;

            (f) Executive's deliberate disregard of any lawful material rule or policy of the Company or order of the Board and failure to cure the same within ten (10) days of written notice thereof from the Company; or

            (g) excessive absenteeism of Executive other than for reasons of illness, after written notice from the Company with respect thereto.

            If the Executive is terminated for any of the causes referred to in the above sub-paragraphs (a) through (g), all obligations of the Employer under this Agreement (except for obligations specifically referred to as continuing) shall automatically cease, and the Executive shall only be entitled to receive Executive's then applicable base salary through the date of termination and any business expenses or fringe benefits otherwise due to Executive and any Bonus earned in the year preceding such termination but not yet paid. All other obligations of the Company under this Agreement shall automatically cease, and Executive shall not be entitled to any other salary, payments or benefits otherwise payable under this Agreement, except as otherwise required by law. The parties further agree and understand that, in the event of any such Termination for Cause, the Executive's obligations and agreements under Sections 22 through 25 hereof shall continue in full force and effect in the manner and on the terms set forth herein.

      21. Payment Upon Expiration of Term: In the event that this Agreement expires by the arrival of an End Date without a prior termination or resignation, the Company agrees to pay to the Executive his base salary and pro rata performance bonus earned and unpaid through the date of such expiration and any business expenses or fringe benefits otherwise due to the Executive. Executive shall also be entitled to payment for any bonus earned in the year preceding the expiration of the Agreement but not yet paid and accrued but unused vacation days during the year such expiration occurs. All other payments, benefits or arrangements provided by the Company shall cease immediately, except as otherwise required by law or the terms of any plan maintained by the Company. Notwithstanding the foregoing, the parties further agree and understand that, in the event of any such expiration, the Executive's obligations and agreements under Sections 22 through 25 hereof shall continue in full force and effect in the manner and on the terms set forth herein.

      22. Noncompetition:

            (a) The Executive expressly acknowledges that, in order to protect the Company, and persons and entities that do business with the Company, it is an essential condition of his employment that the Executive agrees that during the Term of this Agreement and (unless this Agreement is terminated as a result of a Termination Without Cause or a Resignation For Good Reason):

            (i) for a period of one (1) year thereafter, the Executive will not directly or indirectly, for his own account or on behalf of any other person or as an employee, consultant, manager, agent, broker, stockholder, director or officer of a corporation, investor, owner, lender, partner, joint venturer, or otherwise engage in any business which is then directly engaged in the exploration, drilling or production of natural gas or oil, within any one (1) mile radius from any property in which the Company has an ownership, leasehold or participation interest at the date of such termination;

            (ii) for a period of one (1) year thereafter (i) solicit, entice or induce any Customer (as defined below) of the Company to cease or limit its business with the Company (except if and to the extent directed to do so by the Chairman or Board of Directors of the Company), or to become a customer, supplier, vendor or client of any other person (including, without limitation, Executive, individually) or entity engaged in any activity or business competitive with the Company if as a consequence thereof such party shall reduce the business it does with the Company or (ii) interfere with the relationship between the Company and any Customer, and Executive shall not cause, assist or facilitate any person or entity in taking any such prohibited actions;

            (iii) for a period of one (1) year thereafter, solicit, attempt to solicit or entice away from the Company's employment, any employee of the Company, or disrupt or interfere with, or attempt to disrupt or interfere with, the Company's relationship with any such person, and Executive shall not cause, assist or facilitate any person or entity in taking any such prohibited action;

            (iv) disparage the Company or any of its shareholders, directors, officers, employees or agents or take any actions that are harmful to the Company's goodwill with its customers, employees or the public; and

            (v) engage in any act or practice the purpose of which is to evade the provisions of this covenant not to compete or to commit any act which adversely affects the business of the Company.

For purposes of this Agreement, a "Customer" of the Company shall mean any person or entity, who or which is, or was at any time within the prior one year period, a purchaser of goods or services from the Company, a landlord, sublandlord, licensor, licensee or supplier of (or prospective purchaser, landlord, sublandlord, licensor, licensee or supplier, provided the Company was in active discussions with such party prior to the termination of this Agreement), to or from the Company, as the case may be.

            (b) It is understood by the Executive that the covenants contained in this Section 22 are essential elements of this Agreement and that, but for the agreement of the Executive to comply with such covenants, the Company would not have agreed to enter into this Agreement and would not pay Executive the agreed compensation for his services. Executive acknowledges that the provisions of this Section 22 are reasonable and necessary for the protection of the Company and that enforcement of the provisions of this Section 22 shall not result in an unreasonable deprivation of the right of Executive to earn a living. The existence of any claim or cause of action of Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants. The covenants of Executive in this Section 22 shall be construed as agreements independent of any provision in this Agreement. In the event a court of competent jurisdiction determines that the provisions of this Section 22 are excessively broad as to duration, geographical scope or activity, it is expressly agreed that Section 22 shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such overbroad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

      23. Non-Disclosure of Confidential Information:

            (a) The Executive acknowledges and agrees that the Executive's services for the Company shall bring the Executive into contact with sensitive or secret information relating to the Company, its successors, subsidiaries, assigns, officers, Executives, associated entities and/or agents including, but not limited to (i) information concerning the objectives, plans, commitments, contracts, leases, operations, executives, methods, market investigations, surveys, research, records, and costs and prices of the Company and/or the Company's subsidiaries or associated entities, (ii) information concerning the identities, objectives, plans, preferences, needs, requests, specifications, commitments, contracts, operations, methods and records of the Company's and/or its subsidiaries' or associated entities' lenders, prospective lenders, investors, owners and/or prospective owners, and (iii) any and all information, trade secrets or ideas that give the Company or its subsidiaries or associated entities the opportunity to obtain an advantage over such competitors of the Company or of such subsidiaries or associated entities that do not know or use such information, trade secrets or ideas (the "Confidential Information").

            (b) The Executive further understands and acknowledges that Confidential Information includes not only recorded or written information, but information that the Executive can recall or reconstruct from the Executive's memory.

            (c) The Executive agrees that he will, at all times, faithfully hold all such Confidential Information in the strictest of confidence and will, at all times, use his best efforts and highest diligence to keep such Confidential Information secret, to guard against its disclosure, and never, directly or indirectly, to disclose or divulge any such Confidential Information to any person, company, firm or other entity, or to use the same, except that (i) the Executive may use Confidential Information as necessary to perform his duties of employment with the Company, (ii) the Executive may disclose Confidential Information to those within the Company who have a need to know it in the performance of their duties for the Company, (iii) the Executive may disclose Confidential Information to parties outside the Company when, as and if he is expressly directed to do so by the Executive's supervisors within the Company, and (iv) the Executive may disclose Confidential Information as expressly directed by judicial process, provided that the Executive has promptly, and prior to making such disclosure, provided a copy of such judicial process to the Company and the Company does not successfully intervene to prevent such disclosure. The Executive shall use his best efforts to afford the Company sufficient time to intervene to oppose any such disclosure, including, if necessary, seeking reasonable extensions of the Executive's time to make such disclosure.

            (d) The Executive shall continue to abide by all of his obligations under this Agreement respecting Confidential Information not only during his employment with the Company, but also for all time after any termination, resignation or expiration of his employment with the Company, however caused.

            (e) Notwithstanding the foregoing, after any termination or resignation of the Executive from his employment with the Company, Confidential Information shall not include, and the Executive shall not be restricted from divulging or using, any information which the Executive can demonstrate (i) is or becomes generally available to the public other than as a result of a disclosure by the Executive, (ii) was available to the Executive on a non-confidential basis prior to its disclosure to the Executive by the Company or any of its subsidiaries or associated entities, or (iii) becomes available to the Executive on a non-confidential basis from a source other than the Company or any of its subsidiaries or associated entities, provided, however, that such source was not bound by a confidentiality agreement with the Company or any of its subsidiaries or associated entities, or was not otherwise prohibited from transmitting such information to the Executive.

            (f) The Executive agrees that upon any termination, resignation or expiration of his employment with the Company, however caused, the Executive shall deliver to the Company all writings, documents, recordings, computer discs or other media of recordation or storage in his possession, custody or control containing any Confidential Information (including, without limitation, all duplicates and copies), shall relinquish access to any computer maintained by or for the benefit of the Company or any of its subsidiaries or associated entities, and shall purge all such Confidential Information (in whatever form, including electronic data) from any electronic media or storage devices, including computers, in the Executive's possession, custody or control. To insure compliance with this Agreement, at the time of such termination, resignation or expiration, at the Company's request, the Executive shall provide the Company with a sworn statement, duly notarized, that the Executive has performed each and every agreement and obligation contained or referred to in this Section 23.

      24. Company Property: All inventions, improvements, systems, designs, ideas, business plans, sales techniques, approaches, surveys, prospect books, publications, memoranda, customer lists, files, notes, records, videotapes or any other business documentation or products (including, without limitation, Confidential Information) that the Executive makes or conceives (either individually or jointly with others) or that are made available to the Executive during his employment with the Company and until any termination, resignation or expiration of such employment for any reason, relating to and connected with his employment (the "Property"), shall be the Company's exclusive property, and the Executive assigns to the Company all of his rights, if any, in and to all such Property.

      25. Trade Names, Trademarks and Copyright: During his employment with the Company, and continuing for all time after any termination, resignation or expiration of such employment for any reason, the Executive agrees that he shall never have or claim any right, title or interest in any trade name, trademark or copyright (statutory or common law) belonging to or used by the Company, its subsidiaries, successors, assigns or associated entities, and shall never have or claim any right, title or interest in any material or matter of any sort, prepared for or used in connection with advertising, solicitation, circulation, editorial content or promotion of the business of the Company, its subsidiaries, successors, assigns or associated entities, whether produced, prepared or published in whole or in part by the Executive. The Executive recognizes that the Company and/or its subsidiaries or associated entities now have and shall hereafter have and retain sole and exclusive rights in and to any and all such trade names, trademarks, copyrights, material and matter.

      26. Injunctive Relief: The Executive expressly acknowledges and agrees that the Property and the Confidential Information are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, and that a breach by the Executive of any of the restrictive covenants contained in paragraphs 22 through 25 herein will cause the Company irreparable injury and damage for which there is no adequate remedy available at law. The Executive further expressly acknowledges and agrees that the Company shall be entitled, in addition to any remedies available at law, to injunctive or other equitable relief to require specific performance, or to prevent a breach, of any provision of this Agreement by the Executive without any requirement or showing that the Company has suffered any damages from such breach.

      27. Further Instruments: Each of the Company and the Executive shall execute, acknowledge, deliver and procure the execution, acknowledgment and delivery to the other of any and all further instruments which the other may reasonably deem necessary or expedient to carry out or effectuate the purposes or intent of this Agreement.

      28. Successors and Assigns: This Agreement shall not be assignable by the Company without the prior consent of the Executive, which shall not be unreasonably withheld. For purposes of this Agreement a transfer of this Agreement in connection with a merger, sale of a majority of the outstanding shares or consolidation of the Company or a sale of substantially all of the Company assets shall not constitute an assignment. This Agreement shall be binding upon the successors, heirs, executors and personal representatives of Executive. This Agreement contemplates the rendition of personal services by Executive and is not assignable by the Executive.

      29. Savings Clause: If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law. The Company's rights and remedies provided for in this Agreement or by law shall, to the extent permitted by law, be cumulative.

      30. Governing Law and Construction: Any and all differences and disputes of whatever nature arising out of or relating to this Agreement (including, without limitation, the negotiation, execution, performance or termination of this Agreement) shall be governed by the laws of the State of Delaware applicable to contracts made, negotiated and to be performed entirely in such State without giving effect to its principles of conflicts of laws. With respect to all such differences and disputes, the parties agree and consent to be subject to the exclusive jurisdiction of the state and federal courts located in the State of Texas and consent to the exclusive venue of Texas.

      31. Notices: All notices to be given under this Agreement shall be in writing and shall be given by hand, by overnight courier services which obtain acknowledgment of receipt or by certified or registered mail, return receipt requested, addressed to the party receiving such notice (each of the foregoing being referred to as "Written Notice"), or by facsimile transmission, such transmission being effective as of the date thereof if followed within ten (10) business days by Written Notice, as follows:

            (a) if to the Company, to the Company's address set forth above, with a copy to Eaton & Van Winkle, 3 Park Avenue, 16th Floor, New York, New York, 10016, Attn: Matthew S. Cohen, Esq;

            (b) if to the Executive, to the Executive's address set forth above; or

            (c) to either party at such other addresses as shall have been specified in a notice similarly given.

      32. Freedom to Execute Agreement: The Company and the Executive each represent, warrant and agree that they are free to enter into this Agreement, and that they are not subject to any obligations or disability which would prevent them from or interfere with their fully keeping and performing all of the covenants and conditions to be kept or performed under such agreements. The Company and Executive further represent, warrant and agree that they have not made and will not make any grant or assignment which conflicts with or impairs the complete enjoyment of the rights and privileges granted to the Company and the Executive under this Agreement. The Executive has had the opportunity to consult with his personal attorney and to negotiate this Agreement at "arms-length".

      33. Entire Agreement: This Agreement and the agreements annexed as appendices hereto are intended together to constitute the entire agreement between the Company and the Executive relating to the subject matters of such agreements, and all prior negotiations and understandings of the parties have been merged in such agreements. No modification of any such agreements shall be valid unless in writing and executed by the parties hereto.

      34. Waiver of Breach: The waiver of a breach or default of or under any provision of this Agreement shall not be deemed a waiver of any other such breach or default of any kind or nature.

      35. Approvals: This Agreement has been approved by the necessary vote of the Company's Board of Directors of the Company.

      IN WITNESS WHEREOF, the parties have signed this Agreement as of the date above written.

Company:                                           Dune Energy, Inc.


                                                   By: /s/ James A. Watt
                                                       -------------------------
                                                       Name: James A. Watt
                                                       Title: President & CEO

Executive:


                                                       /s/ Frank T. Smith, Jr.
                                                       -------------------------
                                                       Frank T. Smith, Jr.

                                    Exhibit A

      For the purposes of this Employment Agreement, whenever the term "Disability" is not defined in a Disability Plan that the Company may maintain for the benefit of its senior officers, that term shall mean that, for a period of "120 continuous days", the Executive is "limited" from performing the "material and substantial duties" of his "regular occupation" due to his "sickness" or "injury."

      For purposes of this definition:

      "120 continuous days" shall mean 120 days of sickness or injury which meets all of the other criteria for a Disability as defined herein, with no lapse of greater than 30 days (consecutively or in the aggregate);

      "limited" from performing a duty or function means that the Executive is unable to perform such duty or function;

      "material and substantial duties" means duties that are normally required for the performance of the Executive's "regular occupation" and cannot be reasonably omitted or modified;

      "regular occupation" means all of the functions that the Executive was routinely performing prior to the onset of the condition or conditions that resulted in the Company's decision to terminate the Executive's employment for reasons related to Disability;

      "sickness" means any illness or disease that renders the Executive incapable of performing material and substantial duties of his employment under the Employment Agreement; and

      "injury" means a bodily injury that is the direct result of an accident and not related to any other cause.